Exhibit 10.1

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Amendment No. 1 to Third Amended and Restated Loan and Security Agreement, dated as of January 1, 2008 (this ‘‘Amendment’’), by and among Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, in its capacity as agent (in such capacity, ‘‘Agent’’), acting for and on behalf of Lenders (as hereinafter defined), the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (‘‘Lenders’’), Atlantic Express Transportation Corp., a New York corporation (‘‘Parent’’), Amboy Bus Co., Inc., a New York corporation (‘‘Amboy’’), Atlantic Escorts Inc., a New York corporation (‘‘Atlantic Escorts’’), Atlantic Express Coachways, Inc., a New Jersey corporation (‘‘Coachways’’), Atlantic Express New England, Inc., a Massachusetts corporation (‘‘AE-NE’’), Atlantic Express of California, Inc., a California corporation (‘‘AE-CA’’), Atlantic Express of Illinois, Inc., an Illinois corporation (‘‘AE-I’’), Atlantic Express of L.A., Inc., a California corporation (‘‘AELA’’), Atlantic Express of Missouri Inc., a Missouri corporation (‘‘AE Missouri’’), Atlantic Express of New Jersey, Inc., a New Jersey corporation (‘‘AENJ’’), Atlantic Express of Pennsylvania, Inc., a Delaware corporation (‘‘AEP’’), Atlantic Express of Upstate New York, Inc., formerly known as TNT Bus Service, Inc., a New York corporation (‘‘AE Upstate’’), Atlantic Transit Corp., a New York corporation (‘‘ATC’’), Atlantic-Hudson, Inc., a New York corporation (‘‘AH’’), Atlantic Paratrans, Inc., a New York corporation (‘‘AP’’), Atlantic Paratrans of NYC, Inc., a New York corporation (‘‘APNY’’), Atlantic Queens Bus Corp., a New York corporation (‘‘AQ’’), Block 7932, Inc., a New York corporation (‘‘Block’’), Brookfield Transit Inc., a New York corporation (‘‘Brookfield’’), Courtesy Bus Co., Inc., a New York corporation (‘‘Courtesy’’), Fiore Bus Service, Inc., a Massachusetts corporation (‘‘Fiore’’), Groom Transportation, Inc., a Massachusetts corporation (‘‘Groom’’), G.V.D. Leasing Co., Inc., a New York corporation (‘‘GVD’’), James McCarthy Limo Service, Inc., a Massachusetts corporation (‘‘Limo’’), Jersey Business Land Co., Inc., a New Jersey corporation (‘‘JBL’’), K. Corr, Inc., a New York corporation (‘‘Corr’’), Merit Transportation Corp., a New York corporation (‘‘Merit’’), Metro Affiliates, Inc., a New York corporation (‘‘Metro’’), Metropolitan Escort Service, Inc., a New York corporation (‘‘Metropolitan Escort’’), Midway Leasing Inc., a New York corporation (‘‘Midway’’), 180 Jamaica Corp., a New York corporation (‘‘Jamaica’’), R. Fiore Bus Service, Inc., a Massachusetts corporation (‘‘FBS’’), Raybern Bus Service, Inc., a New York corporation (‘‘RBS’’), Raybern Capital Corp., a New York corporation (‘‘RBC’’), Raybern Equity Corp., a New York corporation (‘‘REC’’), Robert L. McCarthy & Son, Inc., a Massachusetts corporation (‘‘McCarthy’’), Staten Island Bus, Inc., a New York corporation (‘‘SI-Bus’’), Temporary Transit Service, Inc., a New York corporation (‘‘TTS’’), Transcomm, Inc., a Massachusetts corporation (‘‘Transcomm’’), Winsale, Inc., a New Jersey corporation (‘‘Winsale’’ and together with Parent, Amboy, Atlantic Escorts, Coachways, AE-NE, AE-CA, AE-I, AELA, AE Missouri, AENJ, AEP, AE Upstate, ATC, AH, AP, APNY, AQ, Block, Brookfield, Courtesy, Fiore, Groom, GVD, Limo, JBL, Corr, Merit, Metro, Metropolitan Escort, Midway, Jamaica, FBS, RBS, RBC, REC, McCarthy, SI-Bus, TTS and Transcomm, each individually a ‘‘Borrower’’ and collectively, ‘‘Borrowers’’) and the parties hereto from time to time as guarantors (each individually a ‘‘Guarantor’’ and collectively, ‘‘Guarantors’’, as defined in the Loan Agreement).

WITNESSETH :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Third Amended and Restated Loan and Security Agreement, dated as of May 15, 2007, by and among Agent, Borrowers, Guarantors and Lenders (as amended, modified, supplemented, extended, renewed, restated or replaced the ‘‘Loan Agreement’’, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the ‘‘Financing Agreements’’). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein;

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such request, and make certain other amendments to the Loan Agreement, subject to the terms and conditions set forth herein; and

WHEREAS, by this Amendment, Agent, Lenders, Borrowers and Guarantors wish and intend to evidence such amendments.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.    Definitions. For purposes of this Amendment, unless otherwise defined herein, all terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement and the other Financing Agreements.

2.    Minimum EBITDA. Section 9.17 of the Loan Agreement is hereby amended by deleting clause (b) to the proviso of such Section in its entirety and replacing it with the following:

‘‘(b) solely for purposes of this Section 9.17: (i) the calculation of EBITDA shall not include the effects of any non cash accounting adjustments for FASB 133, and (ii) for the period from January 1, 2008 through and including February 15, 2009, the calculation of the Borrowing Base for purposes of the calculation of Excess Availability shall not include Reserves established to reflect obligations, liabilities or indebtedness (contingent or otherwise) of Borrowers or Guarantors to Agent or any Bank Product Provider arising under or in connection with any Hedge Agreement in an amount of up to $5,000,000; and’’.

3.    Additional Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Agent or any Lender to Borrowers:

(a)    This Amendment has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective members or stockholders, as the case may be, and are in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms.

(b)    As of the date hereof, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(c)    Neither the execution, delivery and performance of this Amendment, nor the consummation of any of the transactions contemplated herein (i) are in contravention of law or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound (including without limitation the Note Indenture) or (ii) violates any provision of the certificate of incorporation, certificate of formation, operating agreement, by-laws or other governing documents of any Borrower or Guarantor.

(d)    No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment.

4.    Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following, in a manner satisfactory to Agent and its counsel:

(a)    Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors; and

(b)    No Default or Event of Default shall have occurred and be continuing as of the date of this Amendment.

5.    Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

6.    Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

7.    Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

8.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.    Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

10.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile or other means of electronic transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other means of electronic transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused these presents to be duly executed as of the day and year first above written.

BORROWERS
ATLANTIC EXPRESS TRANSPORTATION CORP.
AMBOY BUS CO., INC.
ATLANTIC ESCORTS INC.
ATLANTIC EXPRESS COACHWAYS, INC.
ATLANTIC EXPRESS NEW ENGLAND, INC.
ATLANTIC EXPRESS OF CALIFORNIA, INC.
ATLANTIC EXPRESS OF ILLINOIS, INC.
ATLANTIC EXPRESS OF L.A., INC.
ATLANTIC EXPRESS OF MISSOURI INC.
ATLANTIC EXPRESS OF NEW JERSEY, INC.
ATLANTIC EXPRESS OF PENNSYLVANIA, INC.
ATLANTIC EXPRESS OF UPSTATE NEW YORK, INC.
ATLANTIC TRANSIT CORP.
ATLANTIC-HUDSON, INC.
ATLANTIC PARATRANS, INC.
ATLANTIC PARATRANS OF NYC, INC.
ATLANTIC QUEENS BUS CORP.
BLOCK 7932, INC.
BROOKFIELD TRANSIT INC.
COURTESY BUS CO., INC.
FIORE BUS SERVICE, INC.
GROOM TRANSPORTATION, INC.
G.V.D. LEASING CO., INC.
JAMES MCCARTHY LIMO SERVICE, INC.
JERSEY BUSINESS LAND CO., INC.
K. CORR, INC.
MERIT TRANSPORTATION CORP.
METRO AFFILIATES, INC.
METROPOLITAN ESCORT SERVICE, INC.
MIDWAY LEASING INC.
180 JAMAICA CORP.
R. FIORE BUS SERVICE, INC.
RAYBERN BUS SERVICE, INC.
RAYBERN CAPITAL CORP.

RAYBERN EQUITY CORP.
ROBERT L. MCCARTHY & SON, INC.
STATEN ISLAND BUS, INC.
TEMPORARY TRANSIT SERVICE, INC.
TRANSCOMM, INC.
WINSALE, INC.
By: /s/ Nathan Schlenker
Title: Chief Financial Officer

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation,
as Agent and as Lender

By: /s/ Herbert Korn

Title: Director